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                                                                Exhibit 10.1


                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT made as of May 13, 1999, between College Television Network, Inc., a Delaware corporation (the "Company"), U-C Holdings, L.L.C., a Delaware limited liability company ("Holdings") and Martin Grant ("Executive").

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company shall employ Executive, and Executive accepts
         ----------
employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the Effective Date and ending as provided in paragraph 5 hereof (the "Employment Period").

     2.  Position and Duties.
         -------------------

          (a) During the Employment Period, Executive shall serve as the President of the Company and shall have such duties, responsibilities and authority of the President subject to the direction of the Company's Chairman of the Board, Chief Executive Officer, and board of directors (the "Board"). Executive shall also become appointed to the Company's Board, at its next meeting, in accordance with the governing documents of the Company.

          (b) Executive shall report to the Chairman of the Board, Chief Executive Officer, and the Board, and Executive shall devote his full business time, attention and skills to the business and affairs of the Company, except as otherwise approved by the Board.

     3.  Base Salary and Benefits.
         ------------------------

          (a) During the Employment Period, Executive's base salary shall be Five Hundred Thousand and No/ 100 Dollars ($500,000.00) per annum or such higher rate as the Board may designate from time to time (the "Base Salary"), which salary shall be payable semi-monthly in regular installments in accordance with the Company's general payroll practices.

          (b) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses. All travel shall be first class accommodations. In addition, during the Employment Period, the Company shall provide Executive with an automobile allowance of One Thousand and No/ 100 Dollars ($1,000.00) per month for the monthly payments, maintenance and operating expenses for any automobile used by Executive.

          (c) In addition to the Base Salary, on a fiscal year basis for the Company, Executive shall receive an annual bonus of One Hundred Thousand and No/ 100 Dollars

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($100,000) (increasing to $200,000 as set forth below) (the "Performance
Bonus"), to be paid within 15 days following receipt by the Board of the results of the yearly audit of the financial statements performed by the Company's independent auditors for each fiscal year during the Employment Period , or the determination of the auditors (on a reviewed basis) on a partial year basis for the last year of the Employment Period. Such Performance Bonus shall be earned if the Company's television network achieves at least 100% of its gross revenue projection for the Company's television network for the applicable fiscal year, which projections are attached hereto as Exhibit A and are subject to adjustment by the Board in its reasonable judgment from time to time to account for acquisitions, divestitures, asset sales or asset purchases. For the first year of the Employment Period only, Executive shall be entitled to receive a percentage of the Performance Bonus based on the percent of the total 1999 revenue goal for the Company's television network actually achieved, further prorated for the portion of fiscal 1999 after the Effective Date (i.e. Company achieves 80% of 1999 revenue goal and Executive works for six months in fiscal 1999 - Performance Bonus is $100,000 x .8 = $80,000 x .5 = $40,000). For any
partial fiscal year during the Employment Period, the Performance Bonus shall be paid based upon a pro rata portion of $100,000 based upon the portion of the year worked (nothing herein shall be deemed to grant to Executive the right to receive a prorata portion of the Performance Bonus upon termination for any reason and is intended to address partial years during the Employment Period as contemplated by this Agreement). Other than for fiscal 1999, unless determined to the contrary by the Board, there shall be no partial payment of a Performance Bonus for achieving less than 100% of the revenue projection for the Company's television network. Executive agrees to accept the judgment of the independent auditors for the Company with regard to the attainment of Company's projections as final and binding. In addition, if the Company achieves 110% (with no prorata payments) of the revenue projection for the Company's television network, Executive shall receive an additional $100,000 bonus.

          (d) In addition, the Board may also from time to time, in its sole discretion, award Executive bonuses, in addition to those bonuses set forth above.

          (e) In addition to the Base Salary and any Performance Bonus payable to Executive pursuant to this paragraph 3, Executive shall be entitled to participate in all employee benefit plans and programs of the Company for which senior executive officers of the Company are eligible, including, to the extent available or established by the Company, any:

               (i) family health insurance, disability insurance, and dental insurance coverage;

               (ii)   401(k), retirement or similar benefit plans; and

               (iii) Executive shall be entitled to four (4) weeks paid vacation from working days per year.

          (f) Executive will be granted options to purchase 50,000 shares of Common Stock of the Company at the beginning of each year of the Employment Period. The options will vest over three years, with immediate vesting upon a Sale of the Company. The grant of such options is subject to the approval of the Board.

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

     4.  Term.
         ----

          (a) The Employment Period shall commence on May 24, 1999 (the "Effective Date") and end on May 23, 2002 (the "Expiration Date"); provided, however, that the Employment Period shall be automatically extended for one year on the Expiration Date and at the end of each subsequent year of the Executive's employment (an "Extension Period"; any such Extension Periods shall be included in the definition of Employment Period) unless at least ninety (90) days prior to the Expiration Date or the end of the then current Extension Period, either the Company or the Executive shall give written notice to the other that this Agreement shall not be so extended; and provided further that (i) the Employment
                                        --------
Period shall terminate prior to such date upon Executive's death, permanent disability or incapacity (determined as set forth below), or resignation and
(ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. Permanent Disability or incapacity shall occur if Executive misses ninety (90) consecutive days of work due to illness or disability.

          (b) If the Employment Period is terminated by the Company without Cause, Executive shall be entitled to receive an aggregate amount equal to his Base Salary, payable for the remainder of the Employment Period. This amount shall be payable by the Company in equal monthly installments over the remainder of the Employment Period to be paid when other employees of the Company are paid, so long as Executive has not breached any of the provisions of Paragraphs 8, 9, 10 or 11 hereof. Executive shall be entitled to no other compensation.

          (c) If the Employment Period is terminated by the Company for Cause, upon the Executive's resignation, Executive's death or disability, or upon the expiration of the Employment Period after either party has given notice of non-extension pursuant to Paragraph 5(a), Executive shall be entitled to receive his Base Salary through the date of termination and shall not be entitled to any other amounts hereunder. Executive shall be entitled to no other compensation upon termination pursuant to this Section 4(c).

          (d) All of Executive's rights to fringe benefits hereunder (if any) accruing at any time prior to or after the termination of the Employment Period shall cease upon such termination, provided, however, that if Executive is
                                   --------
terminated by the Company without Cause, the Company shall permit Executive to continue to receive benefits under the Company's health insurance policies to the extent permitted by such policies and applicable law by paying for Executive's COBRA payment, and provided that the Company shall only maintain
                               --------
such insurance coverage until the earlier of (y) the end of the period for which Executive is receiving severance payments pursuant to paragraph 5 hereof and (z) the date Executive accepts other employment.

          (e) For purposes of this Agreement, "Cause" shall mean (i) the conviction of a felony or a crime involving moral turpitude or any other crime involving dishonesty, disloyalty or fraud with respect to the Company or Holdings, or (ii) gross negligence or willful misconduct with respect to the Company, or (iii) any other material breach of this Agreement; or (iv) the repeated failure to perform Executive's duties as directed by the Chief Executive Officer of the

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Company or the Board; provided however, that with respect to clause (iii) or
                      --------
(iv) above, if such failure or breach is capable of cure as determined by the Chief Executive Officer of the Company, in his reasonable judgment, such failure or breach, as the case may be, shall not be deemed to constitute Cause unless such failure or breach remains uncured after the expiration of ten (10) days after notice thereof to Executive.


           (f) If Executive is terminated without Cause and he obtains another job, it shall reduce the payments hereunder.

     5.  Vesting of Executive Securities.
         -------------------------------

          (a) In addition to all sums payable to Executive pursuant to paragraph 4 above, Executive shall receive Three Hundred (300) Class A Management Units and 50 Class B Management Units of Holdings at an aggregate purchase price of $350.00 (the "Original Cost").

          (b) Except as otherwise provided in paragraph 6(c) below, the Management Units will become vested, over the 36 month period after the date hereof, in equal proportions on each anniversary date of the Effective Date if, as of such anniversary date, Executive is employed by Company (i.e. 33.3% on the anniversary of each 12 month period). The vesting proportion of Class A to Class B Management Units each year shall be based on the relative percentage of each to all Management Units (i.e. 1/3 of each of the Class A and Class B Management Units shall vest each year).

          (c) Upon a Sale of the Company or a Sale of Holdings, all of the Management Units, which have not yet become vested shall become vested at the time of such event. All of the Management Units which have become vested pursuant to this paragraph 5 are referred to herein as "Vested Executive Securities", and all Unvested Management Units are referred to herein as "Unvested Executive Securities."

          (d) Executive shall also receive a warrant to purchase the equivalent of one half of one percent (.5%) of an Investor Unit ("U C Warrant") in Holdings from Jason Elkin, pursuant to a warrant agreement to be entered into on the date herewith at the same price paid by other executives of the Company.

     6.  Repurchase Option.
         -----------------

          (a) General Repurchase Option.  Upon the occurrence of the Termination
              -------------------------
Date the Executive Securities (whether held by Executive or one or more of Executive's Permitted Transferees) shall be subject to repurchase by Holdings pursuant to the terms and conditions set forth in this paragraph 6 (the "Repurchase Option"). The date on which Executive ceases to be employed by the Company for any reason, is referred to herein as the "Termination Date."

          (b) Termination Without Cause.  Notwithstanding anything herein to the
              -------------------------
contrary, if Executive is terminated without Cause all Unvested Executive Securities shall become Vested Executive Securities and such Executive Securities shall be subject to repurchase at Fair Market Value of such Executive Securities.

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

          (c) Termination for Death or Disability.  Subject to paragraph 6(h)
              -----------------------------------
below, the purchase price for the Unvested Executive Securities on the Termination Date if Executive is terminated for death or permanent disability will be the Executive's Original Cost; and the purchase price for the Vested Executive Securities shall be the Fair Market Value for such Vested Executive Securities, as of the date of termination.

          (d) Termination for Cause or Resignation.  Subject to paragraph 6(h)
              ------------------------------------
below, the purchase price for all Vested and Unvested Executive Securities if Executive is terminated for Cause or he resigns shall be the Executive's Original Cost.

          (e) Repurchase Option.  As set forth above, Holdings may elect to
              -----------------
purchase the applicable Executive Securities by delivering written notice (the "Holdings Repurchase Notice") to the holder or holders of such Executive Securities within 90 days after the Termination Date. The Repurchase Notice will set forth the number of such Executive Securities to be acquired from each holder, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction, the number of such Executive Securities to be repurchased by Holdings shall first be satisfied to the extent possible from the Unvested Executive Securities held by Executive at the time of delivery of the Repurchase Notice. If the number of such Executive Securities then held by Executive is less than the total number of Executive Securities Holdings has elected to purchase, Holdings shall purchase the remaining Executive Securities elected to be purchased from the other holder(s) of such Executive Securities under this paragraph 6, pro rata according to the number of such Executive Securities held by such other holder(s), respectively, at the time of delivery of the Repurchase Notice (determined as nearly as practicable to the nearest unit or other applicable denomination).

          (f) Closing.  Subject to paragraph 6(g) below, the closing of the
              -------
purchase of the applicable Executive Securities pursuant to the Repurchase Option shall take place on the date designated by Holdings in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the later of (i) the delivery of such notice(s) or (ii) the Fair Market Valuation Date. Payment for such Executive Securities to be purchased pursuant to the Repurchase Option shall be made by Holdings in four (4) equal installments, the first installment payable on the closing of such purchase, the second payable four (4) months after the closing, the third payable eight (8) months after the closing and the fourth payable twelve (12) months after the closing, each such payment made by check or wire transfer of funds, at the option of Holdings. Notwithstanding anything to the contrary contained in this Agreement, Holdings may withdraw their Repurchase Notice at any time prior to the closing of a purchase of such Executive Securities pursuant to the Repurchase Option.

          (g) Termination of Repurchase Option.  The right of Holdings to
              --------------------------------
repurchase Unvested Executive Securities pursuant to this paragraph 6 shall terminate upon the first to occur of (i) the Sale of Holdings, or (ii) the Sale
                   -----------------
of the Company. The Repurchase Option set forth in this paragraph 6 will continue with respect to such Executive Securities following any transfer thereof other than a transfer to Holdings.

          (h) Repurchase Restrictions.  Notwithstanding anything to the contrary
              -----------------------
contained in this Agreement, all repurchases of Executive Securities by Holdings shall be subject to applicable restrictions contained in the General Corporate Law of the State of Delaware. If any such restrictions prohibit the repurchase of the Executive Securities hereunder which Holdings is otherwise entitled or required to make, Holdings may make such repurchases as soon as it is permitted to do so under such restrictions.

          (i) Section 83B Election.  Within 30 days after Executive purchases
              --------------------
any Executive Securities from Holdings, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.

          (j) Representations and Warranties.  Executive hereby represents,
              ------------------------------
warrants, covenants and agrees that:

          (A) Executive has acquired the Management Units, the U C Warrants and the Investor Units issuable thereunder for investment for an indefinite period, not with a view to the sale or distribution of any part of all thereof by public or private sale or disposition.

          (B) Executive has been advised that the Management Units, the U C Warrants and the Investor Units issuable thereunder have not been registered under the Securities Act or registered or qualified under any other securities law, on the ground, among others, that no distribution or public offering of the Management Units is to be effected and the Management Units, the U C Warrants and the Investor Units issuable thereunder will be issued in connection with a transaction that does not involve any public offering within the meaning of
Section 4(2) of the Securities Act, or the rules and regulations of the Securities and Exchange Commission and under comparable exemption provisions of the securities laws, rules and regulations of other jurisdictions. Executive understands that Holdings is relying in part on the Executive's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding Executive's representations, Executive has in mind merely acquiring Management Units, the U C Warrants and the Investor Units issuable thereunder for resale on the occurrence or non-occurrence of some predetermined event. Executive has no such intention.

          (C) Executive has such knowledge and experience in financial and business matters that Executive is capable of evaluating the merits and risks of an investment in the Management Units, the U C Warrants and the Investor Units issuable thereunder and has the capacity to protect Executive's own interest in connection with Executive's proposed acquisition of the Management Units, the U C Warrants and the Investor Units issuable thereunder. Executive is an "Accredited Investor" as defined in Regulation D promulgated under the Securities Act.

          (D) Executive acknowledges that Executive has been furnished with such financial and other information concerning the Company and Holdings as Executive considers necessary in connection with Executive's acquisition of the Management Units, the U C Warrants and the Investor Units issuable thereunder. Executive has carefully reviewed such information and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and Holdings and has discussed with representatives of the Company and Holdings any questions the acquisition may have with respect thereto. Executive understands: (i) the risks involved in this offering, including the speculative nature of the investment; (ii) the financial hazards involved in this offering, including the risk of losing such Executive's entire investment; (iii) the lack of liquidity and restrictions on transfers of the Management Units, the U C Warrants and the Investor units issuable thereunder; and (iv) the tax consequences of this investment. Executive has consulted with Executive's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by Executive in the Management Units, the U C Warrants and the Investor Units issuable thereunder and the merits and risks of an investment in the Management Units, the U C Warrants and the Investor Units issuable thereunder.

          (E) The execution, delivery and performance by Executive of this Agreement have been duly authorized by Executive. This Agreement constitutes a valid and binding obligation of Executive, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (F) Executive understands that the Management Units, the U C Warrants and the Investor Units issuable thereunder will be "restricted securities" as the term is defined in Rule 144 under the Securities Act, that the Management Units, the U C Warrants and the Investor Units issuable thereunder must be held indefinitely unless they are subsequently registered under the Securities Act and qualified under any other applicable securities law or exemption from such registration and qualification are available. Executive understands that Holdings is under no obligation to register or qualify the Management Units, the U C Warrants and the Investor Units issuable thereunder under the Securities Act, or any other securities law.

          (G) Executive agrees to be bound by the terms, conditions, obligations, covenants and restrictions of the LLC Agreement and by the execution of this Agreement Executive shall become and the Managing Member of the LLC does hereby admit Executive as a "Member" and "Management Holder" of Holdings.

     7.  Definitions.
         -----------

          "Executive Securities" mean: (i) any Management Units acquired by Executive, and (ii) any equity or debt securities issued or issuable directly or indirectly with respect to the Executive Securities referred to in clauses (i) above by any of a conversion, split, distribution or dividend or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. Executive Securities shall continue to be Executive Securities in the hands of any holder thereof (other than Holdings or any of its members).

          "Fair Market Valuation Date" with respect to any Executive Securities means the date on which its Fair Market Value is finally determined pursuant to the definition of "Fair Market Value."

          "Fair Market Value" of the Management Units means the Fair Market Value as shall be determined jointly in good faith by Holdings and Executive; provided that if Holdings and Executive cannot so agree, then such value shall be determined by an independent investment banking firm of national or regional reputation utilizing valuation techniques then commonly used for the valuation of such investment interests, which investment banking firm will be jointly selected by Holdings and Executive in good faith, or if such parties cannot agree on an investment banking firm, then such value shall be determined by an investment banking firm selected by a lot from a group of six firms possessing the above described qualifications (three of whom shall be selected by Holdings and three of whom shall be selected by Executive) from which one firm designated as objectionable by each of Holdings and Executive shall be eliminated (in either case, the investment banking firm's determination shall be conclusive). The expense of any such appraisal shall be borne equally by the parties. In determining the Fair Market Value of the Management Units to be purchased pursuant to he exercise of the Repurchase Option, the parties or the investment bank, as the case may be, shall use the average of the thirty (30) day trading price of Common Stock of the Company as a partial determining factor, taking into account the limitations, restrictions and payment preferences of the Management Units. References in this definition to Executive shall mean Executive's personal representative if he is deceased or incapacitated.

          "Investor Units" shall have the meaning, ascribed in the LLC
Agreement.

          "LLC Agreement" shall mean the Second Amended and Restated Limited Liability Company Agreement of U-C Holdings, L.L.C. dated May 15, 1997, as amended from time to time.

          "Management Units" shall have the meaning ascribed to it in the LLC Agreement.

          "Original Cost" of the Executive Securities will be the price per such security paid by Executive pursuant to this Agreement or otherwise (in each case, as proportionately adjusted for all subsequent security splits, security dividends, security distributions and other recapitalizations affecting the Executive Securities).

          "Sale of Company" shall mean the sale of substantially all of the stock of Company held by Holdings or the sale of all or substantially all of the assets of Company.

          "Sale of Holdings" shall mean the sale of substantially all of the equity interest of Holdings or the sale of all or substantially all the assets of Holdings in Company.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

     8.  Confidential Information.  The Executive acknowledges that the
         ------------------------
information, observations and data obtained by him while employed by the Company, or during the due diligence process in connection with Holdings investment in the Company, concerning the business or affairs of the Company ("Confidential Information") are the property of the Company. Therefore. Executive agrees that, except in the performance of duties for the Company, he shall not disclose to any unauthorized person or use for his own account any

Confidential Information without prior written consent of the Board, except (i) to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's wrongful acts or omissions to act, (ii) as necessary to comply with compulsory legal process, provided that Executive shall provide prior notice to the Company
         --------
regarding such disclosure and the Company, as applicable, shall have the right to contest such disclosure, (iii) as necessary to counsel and other professional advisors retained by the Executive, subject to the attorney/client privilege or a valid and binding non-disclosure agreement between Executive and such professional and (iv) disclosures of information obtained from a third party free of restrictions or disclosure of information in Executive's possession prior to the date hereof which was obtained from a source other than the Company or its predecessors. Executive shall deliver to the Company at the termination of the Employment Period, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to Confidential Information, Work Product or the business of the Company which he may then possess or have under his control.

     9.  Inventions and Patents.  Executive agrees that all ideas, concepts,
         ----------------------
marketing strategies, management techniques, product development, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company ("Work Product") belong to the Company. Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     10.  Non-Compete, Non-Solicitation.
          -----------------------------

          (a) Executive acknowledges that in the course of his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that, during the Employment Period, during any period in which he is receiving payments pursuant to paragraph 4 or for which he has received a lump sum payment pursuant to this Agreement or any subsequent agreement, and, if terminated for Cause or by Executive's resignation before the Expiration Date, for two years after such termination (the "Non-Compete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company (which business is an information or entertainment network marketing to colleges and universities), within any geographical area in which the Company engages or plans to engage in such businesses.
Notwithstanding the foregoing, nothing herein shall prohibit Executive from (i) continuing his ownership, management and/or control of any business in which and to the extent which he held such interests and managed such interests prior to the Non-Compete Period, or (ii) being a passive owner of not more than 5% of the outstanding stock of any class of a company which is publicly traded, so long as Executive has no active participation in the management or the business of such company.

     (b) During the Employment Period and for eighteen months thereafter, Executive shall not directly or indirectly through another entity (i) solicit, encourage, interview, entice, discuss with or induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof,
(ii) hire any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce or attempt to induce any customer, supplier, licensee or other business relation of the Company with whom he had contact to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

     11.  Enforcement.  If, at the time of enforcement of paragraphs 8, 9, or 10
          -----------
of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parities hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope and area. Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provision hereof (without posting a bond or other security).

     12.  Executive Representations.  Executive hereby represents and warrants
          -------------------------
to the Company that (i) the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) Executive is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity, which would prohibit his performance under this Agreement, and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be valid and binding obligation of Executive, enforceable in accordance with its terms.

     13.  Survival.  Paragraphs 8, 9, 10, 11, 12 and 13 shall survive and
          --------
continue in full force in accordance with their terms notwithstanding any termination of the Employment Period.

     14.  Notices.  Any notice provided for in this Agreement shall be in
          -------
writing and shall be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by telecopy or reputable overnight courier service (charges prepaid) to the recipient at the address or telecopy number below indicated:

     Notices to Holdings:
                    U-C Holdings, L.L.C.
                    c/o Willis Stein & Partners, L.P.
                    227 W. Monroe Street, Suite 4300
                    Chicago, Illinois 60606
                    Telecopy No.: (312) 422-2424
                    Attention: Avy H. Stein

     With a copy to:
                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Telecopy No.: (312) 861-2200
                    Attention: Margaret Gibson, Esq.

     Notices to Executive:
                    Martin Grant
                    2 Sleepy Hollow
                    Chappaqua, New York  10514
                    Telecopy No.: (914) 666-5119

     With a copy to:

                    __________________________________

                    __________________________________

                    __________________________________

                    Telecopy:  (_____) _______________
                    Attention:  Jack Lever

     Notices to Company:
                    College Television Network, Inc.
                    5784 Lake Forrest Drive
                    Suite 275
                    Atlanta, GA 30328
                    Telecopy No.: (404) 257-9517

     With a copy to:
                    Morris, Manning & Martin, L.L.P.
                    3343 Peachtree Road, N.E.
                    1600 Atlanta Financial Center
                    Atlanta, Georgia  30326
                    Telecopy No.: (404) 365-9532
                    Attention: Neil H. Dickson, Esq.

or such other address or telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party, any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     15.  Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     16.  Complete Agreement.  This Agreement and those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     17.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which to be an original and all of which taken together constitute one and the same agreement.

     18.  Successors and Assigns.  This Agreement is intended to bind and inure
          ----------------------
to the benefit of and be enforceable by all parties and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

     19.  Choice of Law.  This Agreement will be governed by the internal law,
          --------------
and not the laws of conflicts, of the State of Georgia.

     20.  Amendment and Waiver.  The provisions of this Agreement may be amended
          ---------------------
or waived with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity binding effect or enforceability of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 COLLEGE TELEVISION NETWORK, INC.

                                 By:  /s/  Jason Elkin
                                      ---------------------------------
                                 Its:  Chief Executive Officer
                                      ---------------------------------

                                 U-C HOLDINGS, L.LC.


                                 By:  Willis Stein & Partners, L.P.
                                 Its:  Managing Member

                                 By: Willis Stein & Partners, L.L.C.
                                 Its: General Partner

                                 By:   /s/  Daniel M. Gill
                                       --------------------------------
                                 Its:  Manager


                                 /s/ Martin Grant
                                 --------------------------------------
                                 Martin Grant

By Managing Member of U-C Holdings, L.L.C.
as to Section 6(j)(G) hereof

By: Willis Stein & Partners, L.P.
Its:  Managing Member

      By: Willis Stein & Partners, L.L.C.
      Its:  General Partner

      By: /s/ Daniel M. Gill
         -----------------------------------
      Its:Manager